*** Exercise Your Right to Vote *** Notice of Annual General Meeting and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 24, 2012. Meeting Information SEAGATE TECHNOLOGY PLC Meeting Type: Annual For holders as of: September 4, 2012 Date: October 24, 2012 Time: 9:30 a.m., Irish Time Location: Four Seasons Hotel Simmonscourt Road Dublin 4, Ireland You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SEAGATE TECHNOLOGY PLC 38/39 FITZWILLIAM SQUARE DUBLIN 2, IRELAND M48911-P29521 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER IRISH STATUTORY ACCOUNTS FOR FY 2012 How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 10, 2012 to facilitate timely delivery. How To Vote M48912-P29521 Please Choose One of the Following Voting Methods Vote In Person: If you wish to attend the meeting in person, you will need to bring your proof of identification along with either your Notice of Internet Availability of Proxy Materials or proof of stock ownership. At the meeting, you will need to request a ballot to vote these shares. If you are a shareholder who is entitled to attend the meeting and vote, but do not wish to attend the meeting in person, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. Such proxy is not required to be a shareholder of the Company. If you wish to appoint as proxy any person other than those specified on the Proxy Card, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. For directions to the meeting, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. Stephen J. Luczo

1b. Frank J. Biondi, Jr.

1c. Michael R. Cannon

1d. Mei-Wei Cheng

1e. William T. Coleman

1f. Jay L. Geldmacher

1g. Dr. Seh-Woong Jeong

1h. Lydia M. Marshall

1i. Kristen M. Onken

1j. Dr. Chong Sup Park

1k. Gregorio Reyes

1l. Edward J. Zander

2. To approve the Seagate Technology plc Amended and Restated Employee Stock Purchase Plan;

3. To determine the price range at which the Company can re-issue treasury shares off-market;

4. To authorize holding the 2013 Annual General Meeting of Shareholders of the Company at a location outside of Ireland;

5. To approve, in a non-binding advisory vote, the Company's named executive officer compensation;

6. To ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors for fiscal year 2013 and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the auditors' remuneration.

In their discretion, the proxies, are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

M48913-P29521